SA FUNDS – INVESTMENT TRUST

SA U.S. Fixed Income Fund

SA Global Fixed Income Fund

SA U.S. Market Fund

SA U.S. Value Fund

SA U.S. Small Company Fund

SA International Value Fund

SA International Small Company Fund

SA Emerging Markets Value Fund

SA Real Estate Securities Fund

Supplement dated November 19, 2008 to the
Prospectus dated October 28, 2008

This Supplement updates information in the Prospectus of the SA Funds – Investment Trust (the “Trust”) dated October 28, 2008.

SA Global Fixed Income Fund

The following disclosure replaces the sixth paragraph under Principal Investment Strategies on page 7 of the Prospectus:

These securities may be denominated in currencies other than U.S. dollars, including the Euro.  All ratings described above apply at the time of investment.  The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time.  As of the date of this Prospectus, the Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom.  The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above.  The Sub-Adviser will determine when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market.  In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries but had been authorized for investment in the past.  Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States.  The actual number of countries represented in the Fund’s portfolio will vary over time.

SA Funds–Investment Trust

SEC file number: 811-09195